Exhibit 10.3


                                SECOND AMENDMENT
                                     TO THE
                          BEACON PROPERTIES CORPORATION
                      1994 STOCK OPTION AND INCENTIVE PLAN


A. The Beacon Properties Corporation 1994 Stock Option and Incentive Plan (the "Plan"), as adopted and approved by the Board of Directors and shareholders on March 4, 1994, as subsequently amended by the Board of Directors on February 20, 1996 and approved by the shareholders on May 22, 1996, as subsequently amended and restated by the Board of Directors on July 25, 1996 to conform to requirements of Rule 16b-3 of the Securities Exchange Act of 1934, is hereby amended, subject to shareholders' approval as follows:

         1. Section 3(a) is hereby amended by deleting the first sentence thereof and substituting therefor the following:

         "The maximum number of shares of Stock reserved and available for issuance under the Plan shall be such aggregate number of shares of Stock as does not exceed the sum of (i) 4,351,114 shares; plus (ii) as of the last business day of each calendar quarter ending after December 31, 1996, an additional positive number equal to eight percent (8%) of the sum of units of partnership interests in Beacon Properties, L.P. that are subject to redemption rights ("Units") and shares of Stock issued by the Company during that calendar quarter, reduced by any shares of Stock issued by the Company during that calendar quarter upon the redemption of Units; provided, however, that the maximum number of shares of Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 4,351,114 shares, reduced by the aggregate number of shares subject to outstanding Awards granted under the Plan."

         2. Section 3(a) is further amended by deleting the reference to "500,000 shares" in the third sentence thereof and substituting therefor "1,000,000 shares."

         3. Section 5 is hereby amended by deleting the reference to "February 19, 2006" in the third sentence thereof and substituting therefor "January 27, 2007."

         4. Section 5(b)(i) is hereby amended by deleting the reference to "3,000 shares" and substituting therefor "5,000 shares."


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         5. Section 5(b)(i) is further amended by adding the following sentence at the end thereof:

         "The Committee, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors."

B. The effective date of this Amendment shall be January 28, 1997.

C. Except as otherwise amended herein, the Plan is hereby affirmed in all other respects.


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